SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 28, 2006

Accredited Mortgage Loan Trust 2006-1

(Issuer with respect to Securities)

Accredited Home Lenders, Inc.

(Exact name of registrant as specified in its charter)

California	333-124435	33-0426859
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Accredited Mortgage Loan REIT Trust

(Exact name of co-registrant as specified in its charter)

Maryland	333-124435-01	35-2231035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Attention: General Counsel 15090 Avenue of Science San Diego, CA	92128
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code (858) 676-2100

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Description of the Notes and the Mortgage Loans

Accredited Home Lenders, Inc. and Accredited Mortgage Loan REIT Trust (the “Registrants”) have registered issuances of an aggregate of up to $4,000,000,000 in principal amount of asset-backed securities, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File Nos. 333-124435 and 333-124435-01) (as amended, the “Registration Statement”). Pursuant to the Registration Statement, Accredited Mortgage Loan Trust 2006-1, a Delaware statutory trust, issued $997,727,000 in aggregate principal amount of its Accredited Mortgage Loan Asset-Backed Notes, Series 2006-1 (the “Notes”) on March 28, 2006 (the “Closing Date”). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes were issued pursuant to an Indenture (the “Indenture”) attached hereto as Exhibit 4.1, dated as of March 1, 2006, between the Trust and Deutsche Bank National Trust Company, in its capacity as indenture trustee (the “Indenture Trustee”). The Notes evidence indebtedness of the Trust and consist of thirteen classes, Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class M-1 Notes, Class M-2 Notes, Class M-3 Notes, Class M-4 Notes, Class M-5 Notes, Class M-6 Notes, Class M-7 Notes, Class M-8 Notes and Class M-9 Notes. Also issued, but not offered by the Trust are the Trust Certificates (the “Trust Certificates”) evidencing the ownership interest in the Trust.

The primary assets of the Trust will consist of a pool of residential mortgage loans that contains first and second lien fixed- and adjustable-rate, conforming and non-conforming mortgage loans.

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Item 9.01 - Financial Statements and Exhibits:

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

1.1 Underwriting Agreement, dated March 20, 2006, among Accredited Home Lenders, Inc., as sponsor (the “Sponsor”), Accredited Mortgage Loan REIT Trust, a Maryland real estate investment trust (the “Seller”) and Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Lehman Brothers, Inc. and Credit Suisse Securities (USA) LLC (collectively, the “Underwriters”).

4.1 Indenture, dated as of March 1, 2006, between Accredited Mortgage Loan Trust 2006-1, a Delaware statutory trust acting through its owner trustee and Deutsche Bank National Trust Company, as Indenture Trustee.

4.2 Amended and Restated Trust Agreement, dated as of March 28, 2006, among the Sponsor, the Seller and U.S. Bank Trust National Association, as Owner Trustee.

5.1 Opinion of Dewey Ballantine LLP as to legality, dated as of March 28, 2006.

8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of March 28, 2006.

10.1 Sale and Servicing Agreement, dated as of March 1, 2006, among Accredited Home Lenders, Inc., as Sponsor and as Servicer, Accredited Mortgage Loan Trust 2006-1, as Issuer and the Indenture Trustee.

10.2 Master Agreement, dated March 28, 2006 between Accredited Mortgage Loan Trust 2006-1 and Swiss Re Financial Products Corporation.

23.1 Consents of Dewey Ballantine LLP are included in its opinions filed as Exhibits 5.1 and 8.1 hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Accredited Mortgage Loan Trust 2006-1

By: Accredited Home Lenders, Inc.

By	/s/ Charles O. Ryan
Name:	Charles O. Ryan
Title:	Securitization Coordinator

Dated: March 28, 2006

EXHIBIT INDEX

1.1 Underwriting Agreement, dated March 20, 2006, among Accredited Home Lenders, Inc., as sponsor (the “Sponsor”), Accredited Mortgage Loan REIT Trust, a Maryland real estate investment trust (the “Seller”) and Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Lehman Brothers, Inc. and Credit Suisse Securities (USA) LLC (collectively, the “Underwriters”).

4.1 Indenture, dated as of March 1, 2006, between Accredited Mortgage Loan Trust 2006-1, a Delaware statutory trust acting through its owner trustee and Deutsche Bank National Trust Company, as Indenture Trustee.

4.2 Amended and Restated Trust Agreement, dated as of March 28, 2006, among the Sponsor, the Seller and U.S. Bank Trust National Association, as Owner Trustee.

5.1 Opinion of Dewey Ballantine LLP as to legality, dated as of March 28, 2006.

8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of March 28, 2006.

10.1 Sale and Servicing Agreement, dated as of March 1, 2006, among Accredited Home Lenders, Inc., as Sponsor and as Servicer, Accredited Mortgage Loan Trust 2006-1, as Issuer and the Indenture Trustee.

10.2 Master Agreement, dated March 28, 2006 between Accredited Mortgage Loan Trust 2006-1 and Swiss Re Financial Products Corporation.

23.1 Consents of Dewey Ballantine LLP are included in its opinions filed as Exhibits 5.1 and 8.1 hereto.